1 1Q25 Earnings Presentation April 29, 2025 Our new BlueUnity livery celebrates each of our crewmembers and the teamwork that makes every flight possible.

2 Safe Harbor This Presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts contained in this Presentation are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “expects,” “plans,” “intends,” “anticipates,” “indicates,” “remains,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “may,” “will,” “should,” “seeks,” “goals,” “targets” or the negative of these terms or other similar expressions. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. Forward-looking statements contained in this Presentation include, without limitation, statements regarding our outlook and future results of operations and financial position, including our expected return to profitability, any expected headwinds, our product offerings and loyalty initiatives, and our business strategy and plans and objectives for future operations, including our JetForward initiatives. Forward-looking statements involve risks, uncertainties and assumptions, and are based on information currently available to us. Actual results may differ materially from those expressed in the forward-looking statements due to many factors, including, without limitation, our extremely competitive industry; the risk associated with the execution of our strategic operating plans in the near- term and long-term; risks related to the long-term nature of our fleet order book; volatility in fuel prices and availability of fuel; increased maintenance costs associated with fleet age; costs associated with salaries, wages and benefits; risks associated with a potential material reduction in the rate of interchange reimbursement fees; risks associated with doing business internationally; our reliance on high daily aircraft utilization; our dependence on the New York metropolitan market; risks associated with extended interruptions or disruptions in service at our focus cities; risks associated with airport expenses; risks associated with seasonality and weather; our reliance on a limited number of suppliers for our aircraft, engines, and our Fly-Fi® product; risks related to new or increased tariffs imposed on commercial aircraft and related parts imported from outside the United States; the outcome of legal proceedings with respect to the NEA and our wind-down of the NEA; risks associated with stockholder activism; risks associated with cybersecurity and privacy, including information security breaches; heightened regulatory requirements concerning data security compliance; risks associated with reliance on, and potential failure of, automated systems to operate our business; our inability to attract and retain qualified crewmembers; our being subject to potential unionization, work stoppages, slowdowns or increased labor costs; reputational and business risk from an accident or incident involving our aircraft; risks associated with damage to our reputation and the JetBlue brand name; our significant amount of fixed obligations and the ability to service such obligations; possible failure to comply with financial and other debt covenants included in the agreements governing our debt; financial risks associated with credit card processors; risks associated with seeking short-term additional financing liquidity; failure to realize the full value of intangible or long-lived assets, causing us to record impairments; risks associated with our development and use of AI-powered solutions; risks associated with disease outbreaks or environmental disasters affecting travel behavior; compliance with environmental laws and regulations, which may cause us to incur substantial costs; the impacts of federal budget constraints or federally imposed furloughs; impact of global climate change and legal, regulatory or market response to such change; increasing scrutiny of, and evolving expectations regarding, environmental and social matters; changes in government regulations in our industry; acts of war or terrorism; and changes in global economic conditions or an economic downturn leading to a continuing or accelerated decrease in demand for air travel. It is routine for our internal projections and expectations to change as the year or each quarter in the year progresses, and therefore it should be clearly understood that the internal projections, beliefs, and assumptions upon which we base our expectations may change prior to the end of each quarter or year. Given the risks and uncertainties surrounding forward-looking statements, you should not place undue reliance on these statements. You should understand that many important factors, in addition to those discussed or incorporated by reference in this Earnings Release, could cause our results to differ materially from those expressed in the forward- looking statements. Further information concerning these and other factors is contained in JetBlue's filings with the U.S. Securities and Exchange Commission (the "SEC"), including but not limited to in our Annual Report on Form 10-K for the year ended December 31, 2024, as may be updated by our other SEC filings. In light of these risks and uncertainties, the forward-looking events discussed in this Earnings Release might not occur. Our forward-looking statements speak only as of the date of this Earnings Release. Other than as required by law, we undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events, or otherwise.

3 1Q25 Recap and Near-term Priorities Joanna Geraghty Chief Executive Officer

4 Executing JetForward and Reinforcing Financial Foundation Amidst Near-Term Macro Uncertainty Delivered year-over-year (YoY) performance within initial (1) guidance ranges • Capacity of (4.3%) at low end of range, resulting from self-help actions to reduce trough capacity in March and better align supply with demand • RASM of 1.3% reflecting softer off-peak revenue trends observed in initial guidance and supported by capacity action • CASM ex-Fuel (2) of 8.3% beat initial midpoint, driven by cost savings from operational execution (sixth consecutive quarterly beat) Continued focus on JetForward execution across four priority moves • Operational investments are working – observed a double-digit YoY improvement in Net Promoter Score (NPS) alongside improved on-time performance (3) • Increase in NPS marked fourth consecutive quarter of YoY improvement • A14 was four points better YoY, despite significant weather events • Premium, loyalty and transatlantic segments exhibiting healthy YoY growth 1Q25 (1) Initial guidance as of January 28, 2025. Provided revised guidance for ASMs, fuel price and capital expenditures on March 11, 2025. (2) See Appendix A for further details on Non-GAAP measures. (3) On-time performance defined as arrival within 14 minutes of scheduled arrival time (A14).

JetForward: Our Path to Sustained Profitability

Targeting $800-900M [1] in incremental EBIT [2] through 2027



Unrealized
Realized as of January 28, 2025
~$100M
~$175M
~$400M
~$175M
$800 - $900M
$90M
Four Priority Moves
EBIT Uplift Through 2027

Reliable & caring service drives choice, satisfaction and cost savings

Best East Coast leisure network where our value proposition is positioned to win

Products and perks customers value to capture growing share of premium customers

A secure financial future that sustains our cost advantage to our peers & restores our balance sheet

1Q25 Update

- ✓ Planning for comprehensive biannual JetForward update during 2Q25 earnings call
- ✓ Multi-year plan on track with most initiatives achieving 1Q expectations
- ✓ Reliability investments continue to drive improved operational metrics and customer satisfaction
- ✓ Products and perks changes making headway across customer offerings
- ✓ Network adjustments ramping

(1) Stated EBIT initiative range is forecasted to include ~$25M of incremental depreciation, amortization and aircraft rent expense through 2027.

(2) Management reviews the estimated amount of earnings before interest and taxes attributable to JetForward initiatives within a given period to evaluate progress against our financial and operational targets. Incremental EBIT reflects the estimated impact of strategic initiatives on profitability, such as fleet optimization, network changes, and cost reduction programs.

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6 Commercial Update and Outlook Marty St. George President

Acting Urgently to Address Industry-Wide Demand Softness in Off-Peak

1Q2025 vs. 1Q2024



ASMs
(4.3%)
1.3%
RASM
Guidance (1)
(5.0%) to (4.0%)
Guidance
(0.5%) to 3.5%

2Q2025 vs. 2Q2024



ASMs
RASM
Guidance
(3.5%) to (0.5%)
Guidance
(7.5%) to (3.5%)

1Q25 Results In-line with Initial Expectations

- Booking strength exiting 4Q and seen in January steadily deteriorated throughout 1Q
- Relatively healthy peak demand, but close-in, shoulder & trough flying more acutely impacted
- Continued outperformance of premium cabin RASM compared to Core (HSD in 1Q)
- Loyalty revenue grew 9% YoY, with co-brand spend up 7% YoY

Taking Action to Balance Supply with Demand

- Executed 1H25 capacity reductions, including significant day-of-week trough adjustments in 2Q, and plan to manage 2H25 based on demand evolution
- 2Q booking curve has greater exposure to uncertain macro and weakened consumer confidence
- Premium, international and peak demand continuing to exhibit greater resiliency compared to core, domestic and off-peak

Focus Continues on JetForward Initiatives

- Premium initiatives (EvenMore®, preferred seating, premium co-branded credit card) performing in-line with expectations or better
- Premium and TrueBlue member purchase activity contribute to large majority of total revenue

(1) Guidance represents March 11, 2025 update. Initial 1Q guidance on January 28, 2025 of (5.0%) to (2.0%) YoY for ASMs and (0.5%) to 3.5% YoY for RASM.

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8 Financial Update and Outlook Ursula Hurley Chief Financial Officer

9 Strong Liquidity Ensures Runway for JetForward Strong Liquidity with Balance Sheet Flexibility • Ended 1Q with $3.8B (1) liquidity, bolstered by a strategic debt raise in 2024 • 2025 capex commitments of ~$1.3B supporting 21 new deliveries this year will further enhance unencumbered asset base • No significant upcoming maturities over the next three years, beyond regular amortization and principal payments Cash Preservation Supported by Prudent Fleet Decisions • Deferred ~$3.0B capex in 2024, shifting 44 Airbus A321neo deliveries to 2030 and beyond • 2025 represents a capex peak, and commitments will trend below $1B annually by 2027 and remain at a lower level through 2030 • Re-evaluating A320 fleet retirement plan given industry demand softness Robust Mix of Financeable Unencumbered Assets • $5B+ of assets consisting primarily of aircraft, engines, and slots, gates, and routes (1) Excludes $600M undrawn revolving credit facility.

Controlling What We Can to Drive Cost Savings

CASM ex-Fuel [(1),(2)] YoY Growth



8.0% to 10.0%
8.3%
6.5% to 8.5%
Initial 1Q25[(3)] Guidance
1Q25 Actuals
2Q25 Guidance

	Initial 1Q25[(3)] Guidance	1Q25 Actuals	2Q25 Guidance
YoY ASM Growth	(5.0%) to (4.0%)	(4.3%)	(3.5%) to (0.5%)

Met Initial 1Q CASM-ex Guidance Despite Close-in Capacity Pulls

- 1pt of pressure from in-quarter capacity reductions offset by 1pt of cost savings from strong operational execution and 0.5pts of maintenance timing
- First quarter marked the sixth consecutive quarterly CASM ex-Fuel beat

Remain Confident in Managing Full-Year Unit Cost Profile with JetForward Cost Transformation Program Aiding Efforts

- Historically, with flat capacity, model would imply mid-single digit CASM ex-Fuel; expect this relationship to hold in 2025
- Evaluating additional levers to control costs in an unpredictable demand and capacity environment
  - Executing successful pilot early retirement program to be completed in 2Q
  - Aligning resources throughout company to new demand and capacity levels
  - Optimizing maintenance scheduling given new capacity profile
  - Reducing discretionary and non-essential spend
- Continuing investments in high return JetForward projects to ensure organization is well-positioned to deliver value when demand trends return

(1) Operating expense per available seat mile, excluding fuel, other non-airline operating expenses and special items ("CASM ex-Fuel"); See Appendix A for further details on Non-GAAP measures.
(2) Guidance does not include potential impacts from tariffs.
(3) ASM & CASM ex-Fuel guidance as of March 11, 2025. CASM ex-Fuel guidance unchanged as of January 28, 2025. Initial 1Q ASM guidance of (5.0%) to (2.0%) as of January 28, 2025.

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11 Progressing JetForward While Managing Near-Term Uncertainty Progressing JetForward Continuing momentum from strong start in 2024 Driving structural changes on our path to restored earnings power Actively Managing Uncertainty Moving quickly to adjust capacity, reduce costs and stay nimble Increasing exposure to more resilient segments (premium, international, loyalty) Resilient Positioning Experienced leadership team Healthy liquidity, manageable contractual obligation horizon, and robust unencumbered asset base

12 (1) See Appendix A for further details on Non-GAAP measures. (2) Guidance does not include potential impacts from tariffs. (3) JetBlue utilizes the forward Brent crude curve and the forward Brent crude to jet crack spread to calculate fuel price for the current quarter. Fuel price is based on forward curve as of April 11, 2025. Includes fuel taxes and other fees. (4) Unchanged from initial guidance on January 28, 2025. Guidance Estimated 2Q 2025 Estimated FY 2025 ASMs Year-over-Year (3.5%) – (0.5%) Not Reaffirming RASM Year-over-Year (7.5%) – (3.5%) CASM ex-Fuel (1),(2) Year-over-Year 6.5% – 8.5% Fuel Price per Gallon (3) $2.25 – $2.40 Interest Expense – ~$600 million (4) Capital Expenditures ~$400 million ~$1.3 billion Outlook Summary

13 Appendix

14 Non-GAAP Financial Measures We report our financial results in accordance with GAAP; however, we present certain non-GAAP financial measures in this Presentation. Non-GAAP financial measures are financial measures that are derived from the consolidated financial statements, but that are not presented in accordance with GAAP. We present these non-GAAP financial measures because we believe they provide useful supplemental information that enables a meaningful comparison of our results to others in the airline industry and our prior year results. Investors should consider these non-GAAP financial measures in addition to, and not as a substitute for, our financial performance measures prepared in accordance with GAAP. Further, our non-GAAP information may be different from the non-GAAP information provided by other companies. This Presentation includes an explanation of each non-GAAP financial measure presented in this Presentation and a reconciliation of certain non-GAAP financial measures used in this Presentation to the most directly comparable GAAP financial measures. With respect to JetBlue’s CASM Ex-Fuel (1) guidance, we are not able to provide a reconciliation of forward- looking measures where the quantification of certain excluded items reflected in the measures cannot be calculated or predicted at this time without unreasonable efforts. In these cases, the reconciling information that is unavailable includes a forward-looking range of financial performance measures beyond our control, such as fuel costs, which are subject to many economic and political factors beyond our control. For the same reasons, we are unable to address the probable significance of the unavailable information, which could have a potentially unpredictable and potentially significant impact on our future GAAP financial results. (1) CASM Ex-Fuel is a non-GAAP measure that excludes fuel, other non-airline operating expenses, and special items. Appendix A

Operating expense per available seat mile, excluding fuel, other non-airline operating expenses, and special items ("CASM Ex-Fuel")

Operating Expense per Available Seat Mile ("CASM") is a common metric used in the airline industry. Our CASM for the relevant periods are summarized in the table below. We exclude aircraft fuel, operating expenses related to other non-airline businesses, such as JetBlue Technology Ventures and JetBlue Travel Products, and special items from total operating expenses to determine Operating Expenses ex-fuel, which is a non-GAAP financial measure, and we exclude the same items from CASM to determine CASM ex-fuel, which is also a non-GAAP financial measure. We believe the impact of these special items distorts our overall trends and that our metrics are more comparable with the presentation of our results excluding such impact.

We believe that Operating Expenses ex-fuel and CASM ex-fuel are useful for investors because they provide investors the ability to measure our financial performance excluding items that are beyond our control, such as fuel costs, which are subject to many economic and political factors, as well as items that are not related to the generation of an available seat mile, such as operating expense related to certain non-airline businesses and special items. We believe these non-GAAP measures are more indicative of our ability to manage airline costs and are more comparable to measures reported by other major airlines.

For the three months ended March 31, 2025, there were no special items.

For the three months ended March 31, 2024, special items included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs.

The table below provides a reconciliation of our total operating expenses (GAAP measure) to Operating Expenses ex-fuel, and our CASM to CASM ex-fuel for the periods presented.

NON-GAAP FINANCIAL MEASURE

RECONCILIATION OF OPERATING EXPENSE AND OPERATING EXPENSE PER ASM (CASM), EXCLUDING FUEL

(unaudited)

	Three Months Ended March 31,					
	$			Cents per ASM		
(in millions; per ASM data in cents; percent changes based on unrounded numbers)	2025	2024	Percent Change	2025	2024	Percent Change
Total operating expenses	$ 2,314	$ 2,928	(21.0)	14.83	17.95	(17.4)
Less:						
Aircraft fuel	511	625	(18.3)	3.27	3.84	(14.6)
Other non-airline expenses	16	17	(1.8)	0.11	0.10	2.6
Special items	—	562	NM (1)	—	3.44	NM
Operating expenses, excluding fuel	$ 1,787	$ 1,724	3.7	11.45	10.57	8.3

(1) Not meaningful or greater than 100% change.

jetBlue

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16 Operating expense, operating loss, operating margin, pre-tax loss, pre-tax margin, net loss and loss per share, excluding special items and gain (loss) on investments Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items. For the three months ended March 31, 2025, there were no special items. For the three months ended March 31, 2024 special items included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs. Certain net gains and losses on our investments were also excluded from our March 31, 2025 and 2024 non-GAAP results. We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented. NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS, OPERATING MARGIN, PRE-TAX LOSS, PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS, AND GAIN (LOSS) ON INVESTMENTS (unaudited) Three Months Ended March 31, (in millions except percentages) 2025 2024 Total operating revenues $ 2,140 $ 2,209 RECONCILIATION OF OPERATING EXPENSE Total operating expenses $ 2,314 $ 2,928 Less: Special items — 562 Total operating expenses excluding special items $ 2,314 $ 2,366 Percent change (2.2)% RECONCILIATION OF OPERATING LOSS Operating loss $ (174) $ (719) Add back: Special items — 562 Operating loss excluding special items $ (174) $ (157) RECONCILIATION OF OPERATING MARGIN Operating margin (8.2)% (32.6)% Operating loss excluding special items $ (174) $ (157) Total operating revenues 2,140 2,209 Adjusted operating margin (8.2)% (7.1)% RECONCILIATION OF PRE-TAX LOSS Loss before income taxes $ (271) $ (767) Add back: Special items — 562 Less: Gain (loss) on investments, net 1 (22) Loss before income taxes excluding special items and gain (loss) on investments $ (272) $ (183) RECONCILIATION OF PRE-TAX MARGIN Pre-tax margin (12.7)% (34.7)% Loss before income taxes excluding special items $ (272) $ (183) Total operating revenues 2,140 2,209 Adjusted pre-tax margin (12.7)% (8.3)% RECONCILIATION OF NET LOSS Net loss $ (208) $ (716) Add back: Special items — 562 Less: Income tax benefit related to special items — 7 Less: Gain (loss) on investments, net 1 (22) Less: Income tax benefit (expense) related to gain (loss) on investments, net — 6 Net loss excluding special items and gain (loss) on investments $ (209) $ (145)

17 Operating expense, operating loss, operating margin, pre-tax loss, pre-tax margin, net loss and loss per share, excluding special items and gain (loss) on investments (continued) Our GAAP results in the applicable periods were impacted by credits and charges that were deemed special items. For the three months ended March 31, 2025, there were no special items. For the three months ended March 31, 2024 special items included Spirit-related costs, voluntary opt-out costs, and Embraer E190 fleet transition costs. Certain net gains and losses on our investments were also excluded from our March 31, 2025 and 2024 non-GAAP results. We believe the impact of these items distort our overall trends and that our metrics are more comparable with the presentation of our results excluding the impact of these items. The table provides a reconciliation of our GAAP reported amounts to the non-GAAP amounts excluding the impact of these items for the periods presented. NON-GAAP FINANCIAL MEASURE RECONCILIATION OF OPERATING EXPENSE, OPERATING LOSS, OPERATING MARGIN, PRE-TAX LOSS, PRE-TAX MARGIN, NET LOSS, LOSS PER SHARE, EXCLUDING SPECIAL ITEMS, AND GAIN (LOSS) ON INVESTMENTS (unaudited) Three Months Ended March 31, CALCULATION OF LOSS PER SHARE 2025 2024 Loss per common share Basic $ (0.59) $ (2.11) Add back: Special items — 1.65 Less: Income tax benefit related to special items — 0.02 Less: Gain (loss) on investments, net — (0.06) Less: Income tax benefit (expense) related to gain (loss) on investments, net $ — $ 0.01 Basic excluding special items and gain (loss) on investments $ (0.59) $ (0.43) Diluted $ (0.59) $ (2.11) Add back: Special items — 1.65 Less: Income tax benefit related to special items — 0.02 Less: Gain (loss) on investments, net — (0.06) Less: Income tax benefit (expense) related to gain (loss) on investments, net — 0.01 Diluted excluding special items and gain (loss) on investments $ (0.59) $ (0.43)

18 Aircraft Deliveries(1) A220 A321neo Total (2) 2025 (3) 18 3 21 2026 16 1 17 2027 8 - 8 2028 9 - 9 2029 7 - 7 Thereafter - 44 44 Appendix B: Order Book (1) Our committed future aircraft deliveries are subject to change based on modifications to the contractual agreements or changes to the delivery schedules. (2) In addition, we have options to purchase 20 A220-300 aircraft in 2027 and 2028. (3) Includes three aircraft delivered in 1Q 2025. JetBlue’s aircraft deliveries for full year as of March 31, 2025:

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